Grant Park Fund

Class A, B, Legacy 2, GAM 2 and GAM 3 Units

Monthly Performance Report • September 2009



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GRANT PARK FUND

DCM Brokers, LLC
Member FINRA/SIPC
Servicing Agent
626 W. Jackson, Suite 600
Chicago, IL 60661

Market Commentary: September 2009

Ags/Softs: Wheat and soybean prices declined throughout September as speculators forecasted a record-breaking crop harvest for 2009. In the corn markets, cold weather fostered supply concerns, driving corn prices higher.

Currencies: The British pound weakened against major currencies last month as the Bank of England released comments stating that further quantitative easing may be in the near future. In the U.S., renewed risk appetite among investors led to declines in the U.S. dollar against major counterparts.

Energies: After a recent strong downtrend, the natural gas markets reversed sharply higher last month. Weaker-than-expected inventory data and cold weather in the U.S. were the main drivers behind moves. Crude oil markets declined as ongoing uncertainty regarding the global economy supported weak demand forecasts.

Equities: Equity markets rallied as a result of an improved outlook for the global economy. Signs of improving liquidity in the financial markets and stronger economic indicators were the main drivers behind moves. In Asia, Japanese equity markets fell as strength in the yen put pressure on demand for Japanese exports.

Fixed Income: U.S. fixed-income markets rallied last month as speculators believed interest rates would remain unchanged in the near future. European debt instruments declined as strong gains in the European equity markets prompted liquidations.

Metals: Gold prices moved higher last month as investors attempted to hedge inflation caused by weakness in the U.S. dollar. Base metals predominantly declined as a result of forecasts of ongoing weak demand in the industrial sector.

A Units (Closed to New Investment)

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2003	2.7%	5.8%	-7.5%	2.6%	9.7%	-1.3%	-0.5%	0.2%	0.1%	2.5%	-0.9%	6.0%	**20.0%**
2004	0.4%	7.3%	-1.4%	-11.7%	-4.8%	-4.5%	-3.4%	-0.3%	1.1%	3.4%	8.5%	-0.9%	**-7.6%**
2005	-6.0%	3.4%	-0.5%	-5.1%	4.0%	1.9%	-2.0%	2.0%	-0.0%	-3.4%	4.2%	-1.4%	**-3.4%**
2006	3.5%	-3.3%	4.1%	9.5%	-0.8%	-2.9%	-3.7%	2.2%	-1.1%	-0.6%	3.6%	-0.9%	**9.1%**
2007	1.3%	-4.2%	-4.6%	5.2%	4.6%	4.2%	-3.7%	-3.7%	8.8%	5.2%	-0.7%	0.6%	**12.6%**
2008	2.5%	9.7%	-0.6%	-0.1%	2.1%	3.1%	-5.1%	-2.4%	1.3%	4.8%	2.8%	1.1%	**19.9%**
2009	-0.9%	-0.8%	-3.3%	-1.7%	1.6%	-3.4%	-1.3%	1.1%	1.2%				**-7.3%**

B Units (Closed to New Investment)

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2003								0.1%	0.1%	2.5%	-1.0%	5.9%	**7.7%**
2004	0.3%	7.3%	-1.5%	-11.7%	-4.8%	-4.6%	-3.4%	-0.4%	1.0%	3.4%	8.4%	-1.0%	**-8.4%**
2005	-6.0%	3.3%	-0.6%	-5.1%	3.9%	1.8%	-2.0%	1.9%	-0.1%	-3.5%	4.1%	-1.4%	**-4.3%**
2006	3.4%	-3.4%	4.0%	9.4%	-0.9%	-2.9%	-3.7%	2.1%	-1.2%	-0.7%	3.5%	-0.9%	**8.3%**
2007	1.2%	-4.3%	-4.6%	5.2%	4.5%	4.1%	-3.8%	-3.8%	8.7%	5.2%	-0.7%	0.6%	**11.8%**
2008	2.4%	9.6%	-0.7%	-0.2%	2.0%	3.0%	-5.1%	-2.5%	1.2%	4.7%	2.7%	1.0%	**18.9%**
2009	-1.0%	-0.9%	-3.3%	-1.8%	1.6%	-3.5%	-1.3%	1.1%	1.1%				**-7.8%**

Legacy 2 Units

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2009				-1.6%	1.6%	-3.1%	-1.1%	1.3%	1.2%				**-1.8%**

GAM 2 Units

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2009				-0.3%	2.0%	-3.2%	-1.3%	1.1%	1.1%				**-0.7%**

GAM 3 Units

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2009				-0.4%	1.8%	-3.5%	-1.4%	0.9%	1.0%				**-1.8%**

A, B and Legacy Units

YTD performance reflects A&B unit performance since 01/01/09.

Trading Performance by Sector


8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
-1.0%
-2.0%
-3.0%
-4.0%
Ags/Softs
Currencies
Energy
Equity Indices
Fixed Income
Metals
September
YTD

Grant Park's Legacy and GAM portfolios began trading on 04/01/09.
Performance reported is gross of fees and expenses.

Monthly Exposure by Sector

Ags/Softs	Currencies	Energy	Equity Indices	Fixed Income	Metals
13%	24%	5%	20%	22%	16%

Sector Positions at Month-End


10/08
11/08
12/08
01/09
02/09
03/09
04/09
05/09
06/09
07/09
08/09
09/09
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Ags/Softs
Currencies
Energy
Equity Indices
Fixed Income
Metals
L - Long Positions
S - Short Positions

Charts prepared by Dearborn Capital Management, LLC.

GAM Units

YTD performance reflects GAM unit performance since 04/01/09.

Trading Performance by Sector


8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
-1.0%
-2.0%
-3.0%
-4.0%
Ags/Softs
Currencies
Energy
Equity Indices
Fixed Income
Metals
September
YTD

Grant Park's Legacy and GAM portfolios began trading on 04/01/09.
Performance reported is gross of fees and expenses.

Monthly Exposure by Sector

Ags/Softs	Currencies	Energy	Equity Indices	Fixed Income	Metals
11%	25%	7%	23%	21%	13%

Sector Positions at Month-End


04/09
05/09
06/09
07/09
08/09
09/09
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Ags/Softs
Currencies
Energy
Equity Indices
Fixed Income
Metals
L - Long Positions
S - Short Positions

Charts prepared by Dearborn Capital Management, LLC.

Understand your Risks

- Performance can be volatile and you could lose all or substantially all of your investment in the Grant Park Fund.
- No secondary market exists for Grant Park. Additionally, redemptions are prohibited for three months following subscription and may result in early redemption fees during the first year for some units.
- Trading in commodity interests is a zero-sum economic activity in which, for every gain, there is an offsetting loss. Grant Park therefore bears the risk that on every trade it will incur the loss.
- Commodity futures trading may be illiquid.
- An investment in Grant Park is speculative and leveraged; as a result of this leverage, the velocity of potential losses may accelerate and cause you to incur significant losses.
- Grant Park pays substantial fees and expenses, including fees to its trading advisors, which must be offset by trading profits and interest income.
- Grant Park invests in foreign securities, which are subject to special risks, such as currency fluctuations, different financial and regulatory standards, and political instability.
- Grant Park's use of multiple trading advisors may result in Grant Park taking offsetting trading positions, thereby incurring additional expenses with no net change in holdings.
- You will have no right to participate in the management of Grant Park.
- The structure and operation of Grant Park involves several conflicts of interest.
- Your annual tax liability may exceed cash distributions to you.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS.

Grant Park Fund At-A-Glance

Product	Legacy Units	GAM Units		A and B Units
Class	2	2	3	Closed to New Investment
Account Type	Fee-based	Fee-based	Commission-based	
Minimum Investment	$10,000	$5,000	$5,000	
Retirement Account	$1,000	$1,000	$1,000	
Trading Strategy	Traditional, systematic, medium- to long-term trend-trading philosophy employed by Grant Park for the past 20 years.	Traditional, systematic, medium- to long-term trend-trading philosophy combined with a systematic, pattern recognition model focused on shorter timeframes.		
Breakeven Level	4.25%	3.60%	5.72%	
Redemptions (after 90 days)	Monthly	Monthly	Monthly	
Penalty	No	No	1.5% on a declining scale 0.5% per quarter	
Sectors Traded	6	6	6	
Eligibility	Varies by state, but not less than $250k net worth or $70k net worth and $70k income. No investor should invest more than 10% of his/her net worth.	Varies by state, but not less than $250k net worth or $70k net worth and $70k income. No investor should invest more than 10% of his/her net worth.		

Statistics

Statistics Since Inception - Class A Units[1] January 1989 - September 2009	
Total Fund Assets (A,B, Legacy, GAM)	$836M
12-Month Return	0.9%
Average 12-Month Return	20.2%
36-Month Cumulative Return	27.7%
60-Month Cumulative Return	46.6%
Compounded Annualized ROR	15.2%
3-Year Compounded Annualized ROR	8.5%
5-Year Compounded Annualized ROR	8.0%
10-Year Compounded Annualized ROR	6.8%
Worst Drawdown (5/89 - 10/89)	-38.9%
Worst Drawdown Last 5 Years (2/04 - 8/04)	-23.7%
Average 1-month Gain	6.8%
Average 1-month Loss	-4.6%
# of Winning Months	133
# of Losing Months	116

Correlation Analysis: Class A Units[1] and S&P Total Return Index[2] October 1999 - September 2009	
Moved in Opposite Directions	49% 59 of 120 months
Positive Results for Both	32% 38 of 120 months
Negative Results for Both	19% 23 of 120 months

[1] Class A Units are closed to new investment. New investors are expected to invest in the Legacy or GAM units, which have lower fees and expenses.
[2] It is not possible to directly invest in an index.

Glossary

The following glossary may assist prospective investors in understanding certain terms used in this presentation; please refer to Appendix E in the prospectus for a more complete glossary of additional terms relevant to this offering:

Average 12-Month Return: The average (arithmetic mean) return of all rolling 12-month periods over the investment track record. This is calculated by summing all 12-month period returns and then dividing by the number of 12-month periods. This simple average does not take into account the compounding effect of investment returns.

Compounded Annualized Rate of Return (ROR): This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

Correlation: This is the tendency for the returns of two assets, such as a portfolio and an index, to move together relative to their average. The measurement of this statistic (the correlation coefficient) can range from -1 (perfect negative correlation, one goes up the other down) to 1 (perfect positive correlation, both moving in the same direction). A correlation of 0 means no relationship can be found between the movement in the index and the movement in the portfolio's performance.

Drawdown: A drawdown is any losing period during an investment's performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park's drawdowns are computed based on month-end equity values.

Net Asset Value per Unit: This is the total net asset value of a class of units divided by the aggregate number of units of such class outstanding as of the date noted.